UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2023

STRATTEC SECURITY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-25150	39-1804239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 West Good Hope Road, Milwaukee, Wisconsin 53209
 (Address of Principal Executive Offices, and Zip Code)

(414) 247-3333
Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) updates information originally provided under Item 5.02 in a Current Report on Form 8-K filed on November 28, 2023 (the “Original Filing”), in which STRATTEC SECURITY CORPORATION (the “Company”) reported that the Company entered into a Retention Agreement with Dennis P. Bowe, Vice President – Chief Financial Officer and with Richard P. Messina, Vice President – Global Engineering and Chief Technology Officer (the “Agreements”), pursuant to which Mr. Bowe and Mr. Messina (the “Executives”) each will be entitled to a retention payment equal to 30% of their respective current base salaries (“Retention Payments”) if they remain continuously employed by the Company as a full-time employee through December 31, 2023 (“Retention Date”), provided they also remain in compliance with the terms of their respective employment and change in control agreements. This Amendment is being filed solely for the purpose of correcting an error in the original filing identifying the Retention Date as December 31, 2023.  Consistent with the terms of the Agreements, the Retention Date is hereby revised to mean December 31, 2024. This Amendment does not otherwise modify or update any other disclosure contained in the Original Filing, and should be read in conjunction with the Original Filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          On November 22, 2023, STRATTEC SECURITY CORPORATION (the “Company”) entered into a Retention Agreement with Dennis P. Bowe, Vice President – Chief Financial Officer and with Richard P. Messina, Vice President – Global Engineering and Chief Technology Officer (the “Agreements”), pursuant to which Mr. Bowe and Mr. Messina (the “Executives”) each will be entitled to a retention payment equal to 30% of their respective current base salaries (“Retention Payments”) if they remain continuously employed by the Company as a full-time employee through December 31, 2024 (“Retention Date”), provided they also remain in compliance with the terms of their respective employment and change in control agreements. The Retention Payments will be made to the Executives within 30 days of the Retention Date, subject to the foregoing described conditions, provided, however, if an Executive’s employment with the Company terminates for any reason, voluntary or involuntary, prior to the Retention Date, such Executive will not be entitled to receive any portion of the Retention Payment and any such termination will remain subject to the terms and conditions of the Executive’s employment or change in control agreement, as may be applicable. The foregoing description of the Agreements is not intended to be complete and is qualified in its entirety by reference to the text of the Agreements, a copy of each of which was attached to the Original Filing as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Retention Agreement with Dennis P. Bowe dated November 22, 2023 (Incorporated by reference to the Current Report on Form 8-K filed with the SEC on November 28, 2023)

10.2	Retention Agreement with Richard P. Messina dated November 22, 2023 (Incorporated by reference to the Current Report on Form 8-K filed with the SEC on November 28, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATTEC SECURITY CORPORATION

	By:	/s/ Dennis Bowe
Dennis Bowe, Vice President and
Chief Financial Officer

Date: November 28, 2023